Exhibit 10.56

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECOND AMENDMENT TO DISTRIBUTION AGREEMENT

This Second Amendment to the Distribution Agreement ("Second Amendment") is between Vericel Corporation ("Vericel") and Orsini Pharmaceutical Services, Inc. (“Orsini"). This Second Amendment is effective as of October 13, 2017 ("Effective Date").

Whereas, Vericel and Orsini are parties to a Distribution Agreement dated May 15, 2017 (the "Distribution Agreement"), under which Vericel appointed Orsini as a specialty pharmacy distributor for Carticel® and MACI®;

Whereas, the Parties desire to modify the payment terms of the Distribution Agreement;

Whereas, the Parties now wish to update the Distribution Agreement to reflect these changes;

Therefore, the Parties agree to amend the Distribution Agreement as follows:

1.	Exhibit A. The first paragraph under Payment Terms shall be deleted and replaced with the following:

Beginning January 1, 2018, for all Product invoiced by Vericel, Orsini shall pay Vericel in full, including payment of applicable Taxes, at the [***] for Product ordered by Orsini. Full payment is due from Orsini [***] days from the invoice. If Orsini makes full payment within [***] days from the date of invoice from Vericel, Orsini shall be entitled to a [***] reduction of the invoiced amount.

Orsini shall pay all invoices dated before August 20, 2017 pursuant to the invoice’s due date.

Notwithstanding the foregoing, for all invoices dated between August 20, 2017 and September 30, 2017, the Parties agree that the payment from Orsini is due to Vericel [***] days from the invoice date.

2.	No Other Changes. Except as provided in this Amendment, the terms and conditions of the Distribution Agreement will continue in full force.

IN WITNESS WHEREOF, the parties executed this Second Amendment as of its Effective Date.

Vericel Corporation                    Orsini Pharmaceutical Services, Inc.

By: /s/ Daniel Orlando                 By: /s/ Michael Fieri
Name: Daniel Orlando                    Name: Michael Fieri
Title:    Chief Operating Officer                Title:    President and CEO

Date: 10.13.2017                      Date: 10.13.2017